UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 23, 2004

                       P.D.C. INNOVATIVE INDUSTRIES, INC.

             (Exact name of registrant as specified in its charter)

                                     0-27157
                             ----------------------
                             Commission file number

Nevada                                                                65-0789306
----------------------------                                 -------------------
(State or other jurisdiction                                       (IRS Employer
of incorporation)                                           Identification No.)

501 South Dakota Avenue, Suite 1
Tampa, Florida                                                             33606
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

                                  813-258-0606

              (Registrant's telephone number, including area code)

                                 Not Applicable

          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 News release issued by P.D.C. Innovative Industries, Inc., dated November 23, 2004, entitled "P.D.C. INNOVATIVE INDUSTRIES ANNOUNCES DELAY IN FILING FORM 10-QSB; ANTICIPATED RESTATEMENT OF FINANCIAL STATEMENTS FOR 2ND QUARTER RESULTS 2004."

Item 12. Results of Operations and Financial Condition

On November 23, 2004, P.D.C. Innovative Industries, Inc. ("PDC") issued a news release commenting on its financial statements for the second quarter of 2004. The full text of PDC's news release is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the company's results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological and other factors discussed in the statements and/or in the company's filings with the Securities and Exchange Commission.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23,2004   P.D.C. Innovative Industries, Inc.

                                            /s/ Paul Smith
                                                ---------------------------
                                                Paul Smith
                                                President, (Principal
                                                Executive Officer) and
                                                Director

                                            /s/ Jay E. Ostrow
                                                ---------------------------
                                                Jay E. Ostrow
                                                Chief Financial Officer
                                                (Principal Accounting Officer)

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